SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2005



                            HAMPSHIRE GROUP, LIMITED
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              DELAWARE                 000-20201              06-0967107
     ---------------------------     ------------         ------------------
    (STATE OR OTHER JURISDICTION     (COMMISSION           (I.R.S. EMPLOYER
         OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)


                  215 Commerce Boulevard,
                  Anderson, South Carolina                   29625
             --------------------------------------        ---------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                 (864) 225-6232
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on March 7,
2005.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HAMPSHIRE GROUP, LIMITED


Date: March 23, 2005                        By: /s/ Charles W. Clayton
--------------------                        --------------------------------
                                            Charles W. Clayton
                                            and Chief Financial Officer

                            EXHIBIT INDEX


Exhibit No.                        Description
-----------     ---------------------------------------------------------
  99.1          Press release of the Hampshire Group Limited,
                dated March 7, 2005.

NASDAQ SYMBOL: HAMP
CONTACT:  CHARLES W. CLAYTON  ~  PHONE: (864) 231-1211  FAX: (864) 231-1215

                            FOR IMMEDIATE RELEASE

     Hampshire Group Announces Results for 2004 Year and Fourth Quarter

ANDERSON, S.C., March 7, 2005...Hampshire Group, Limited (NASDAQ Symbol: "HAMP") announced today that net income from continuing operations for the year ended December 31, 2004, was $13,725,000, or $3.33 per diluted share compared with $11,423,000, or $2.43 per diluted share, in 2003. Net income for the year ended December 31, 2004, was $13,725,000 or $3.33 per diluted share compared with $5,627,000, or $1.20 per diluted share, for the prior year. The Company recorded a net after-tax loss of $5,796,000 from the sale of its investment subsidiary in 2003. Net sales for the year ended December 31, 2004 were $301,999,000, compared with net sales of $292,651,000 for the prior year.

In the fourth quarter of 2004, net sales were $105,246,000 compared with $112,487,000 in the prior year, and net income from continuing operations was $8,332,000, or $2.02 per diluted share, compared with $6,795,000, or $1.60 per diluted share for the fourth quarter 2003. Sales in the fourth quarter of 2004, as compared with the fourth quarter of 2003, were adversely affected by one less week in the Company's fiscal calendar than in the prior year.

The Company reported that net income from continuing operations in 2004 benefited from improved profits in the men's sweater and women's related separates businesses. The women's sweater business continued to be adversely affected by very competitive market conditions, but management believes it has maintained market share.

Commenting on results, Ludwig Kuttner, Chairman and Chief Executive Officer of Hampshire Group said, "We are pleased to be reporting the second-best year in our history, as we pass the milestone of $300 million in sales. Part of our strategy has been to reduce risk by diversifying our product lines, and this diversification worked in our favor in 2004, as the improvement in the men's sweater and women's related separates businesses provided the improvement in net income."

Hampshire Group, Limited is a diversified apparel company, believed to be the largest supplier of sweaters in North America and a leading supplier of related separates.
------------------------------------------------------------------------------
          "Cautionary Disclosure Regarding Forward-Looking Statements"
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Readers are also urged to carefully review and consider the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings which attempt to advise interested parties of the factors which affect the Company's business.

HAMPSHIRE GROUP, LIMITED ("HAMP")
COMPARATIVE SUMMARY OF EARNINGS
(In thousands, except per share data)
                                                      December 31, December 31,
YEAR ENDED                                                2004        2003
-------------------------------------------------------------------------------
Net sales                                             $301,999      $292,651
                                                      ========      ========
Net income from continuing operations                  $13,725       $11,423
                                                       =======       =======
Net income                                             $13,725       $ 5,627
                                                       =======       =======

Net income per share from                   Basic        $3.37         $2.50
  continuing operations:                                 =====         =====
                                            Diluted      $3.33         $2.43
                                                         =====         =====
Net income                                  Basic        $3.37         $1.23
                                                         =====         =====
                                            Diluted      $3.33         $1.20
                                                         =====         =====
Weighted average number
  of shares outstanding:                    Basic        4,074         4,573
                                                         =====         =====
                                            Diluted      4,126         4,696
                                                         =====         =====


                                                     December 31, December 31,
QUARTER ENDED                                            2004        2003
------------------------------------------------------------------------------
Net sales                                             $105,246      $112,487
                                                      ========      ========
Net income from continuing operations                   $8,332        $6,795
                                                        ======        ======
Net income                                              $8,332        $6,342
                                                        ======        ======
Net income per share from                   Basic        $2.04         $1.64
  continuing operations:                                 =====         =====
                                            Diluted      $2.02         $1.60
                                                         =====         =====
Net income                                  Basic        $2.04         $1.53
                                                         =====         =====
                                            Diluted      $2.02         $1.49
                                                         =====         =====
Weighted average number
    of shares outstanding:                  Basic        4,081         4,146
                                                         =====         =====
                                            Diluted      4,121         4,249
                                                         =====         =====